Exhibit 10.5

FIFTH AMENDMENT TO SECOND LIEN CREDIT AGREEMENT

This FIFTH AMENDMENT TO SECOND LIEN CREDIT AGREEMENT (this “Amendment”) is dated and effective as of April 10, 2015, and entered into by and among AFFIRMATIVE INSURANCE HOLDINGS, INC., a Delaware corporation (the “Borrower”), the lenders listed on the signature pages hereto, JCF AFFM DEBT HOLDINGS L.P., as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”), and for purposes of Section 6 hereof, the other Loan Parties listed on the signature pages hereto.  Capitalized terms used but not defined herein having the meaning given them in the Credit Agreement (as hereinafter defined).

Recitals

Whereas, the Borrower, the Lenders from time to time party thereto, the Agents and the other parties thereto have entered into that certain Second Lien Credit Agreement dated as of September 30, 2013, as amended by that certain First Amendment to Second Lien Credit Agreement dated as of December 31, 2013, as amended by that certain Second Amendment to Second Lien Credit Agreement dated as of May 14, 2014, as amended by that certain Third Amendment and Waiver to Second Lien Credit Agreement dated as of November 14, 2014, and as amended by that certain Fourth Amendment and Waiver to Second Lien Credit Agreement dated as of March 31, 2015 (as amended, amended and restated, extended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

Whereas, the Borrower has requested an amendment to and consent under the Credit Agreement, pursuant to and in accordance with Section 9.08(a) of the Credit Agreement; and

Whereas, the Lenders and the Agents are willing to agree to the amendment and consent requested by the Borrower, on the terms and conditions set forth in this Amendment;

Now Therefore, in consideration of the premises and the mutual agreements set forth herein, the Borrower, Lenders and Agents agree as follows:

1.AMENDMENTS TO CREDIT AGREEMENT.  Subject to the conditions and upon the terms set forth in this Amendment and in reliance on the representations and warranties of the Borrower set forth in this Amendment, the Credit Agreement is hereby amended as follows:

1.1.Amendment to Section 1.01.

(a)Section 1.01 of the Credit Agreement shall be amended to add the following definitions in the appropriate alphabetical order:

“Fifth Amendment” shall mean that certain Fifth Amendment to Second Lien Credit Agreement, dated and effective as of April 10, 2015, by and among the Borrower, the Loan Parties, the Lenders party thereto, and JCF AFFM Debt Holdings L.P., as administrative agent and collateral agent.

“Fifth Amendment Effective Date” shall have the meaning set forth in Section 5 of the Fifth Amendment.

1.2.Amendments to Section 2.20.

(a)Section 2.20 of the Credit Agreement shall be amended by adding the following new clause (j) immediately after clause (i):

“(j)For purposes of determining withholding Taxes imposed under FATCA, from and after each of the Third Amendment Effective Date, the Fourth Amendment Effective Date and the Fifth Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”

(b)Each reference in Section 2.20 of the Credit Agreement to “IRS Form W-8BEN” is hereby deleted in its entirety and replaced with the following:   “IRS Form W-8BEN (or W-8BEN-E, as applicable)”.

2.CONSENT.

2.1.Consent.  Notwithstanding anything in the Credit Agreement to the contrary, the Lenders hereby consent to the Borrower entering into that certain amendment to capital contribution agreement in the form provided to the Lenders at 4:28 PM (New York time) on April 9, 2015.

3.REPRESENTATIONS AND WARRANTIES OF THE BORROWER.  In order to induce the Lenders and the Agents to enter into this Amendment, the Borrower represents and warrants to each Lender and the Agents that the following statements are true, correct and complete:

3.1.Power and Authority.  Each of the Loan Parties has all requisite corporate or limited liability company power and authority to enter into this Amendment and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the Credit Agreement as amended hereby.

3.2.Corporate Action.  The execution and delivery of this Amendment and the performance of the obligations of each of the Loan Parties under or in respect of the Credit Agreement as amended hereby have been duly authorized by all necessary corporate or limited liability company action on the part of each of the Loan Parties.

3.3.No Conflict or Violation or Required Consent or Approval.  The execution and delivery of this Amendment and the performance of the obligations of each of the Loan Parties under or in respect of the Credit Agreement as amended hereby do not and will not conflict with or violate (a) any provision of the certificate or articles of incorporation or other constitutive documents or by-laws of any Loan Party or any of its Subsidiaries, (b) any provision of any law or any governmental rule or regulation applicable to any Loan Party or any of its Subsidiaries, (c) any order of any Governmental Authority or arbitrator binding on any Loan Party or any of its Subsidiaries, or (d) any indenture, agreement or instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries, or any property of any of them, is bound (except where such violation could not reasonably be expected to have a Material Adverse Effect), and do not and will not require any consent or approval of any Person (other than any approval or consent obtained and is in full force and effect or approvals or consents the failure to obtain could not reasonably be expected to have a Material Adverse Effect or which are not material to the consummation of the transaction contemplated hereby).

3.4.Execution, Delivery and Enforceability.  This Amendment has been duly executed and delivered by each Loan Party which is a party hereto and is the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as enforceability may be affected by applicable bankruptcy, insolvency, and similar proceedings affecting the rights of creditors generally, and general principles of equity.  The Agents’ Liens in all Collateral continue to be valid, binding and enforceable Liens which secure the Obligations to the extent valid, binding and enforceable on the Closing Date, except as enforceability may be affected by applicable bankruptcy, insolvency and similar proceedings affecting the rights of creditors generally, and general principles of equity.

3.5.No Default or Event of Default.  After giving effect to this Amendment, no event has occurred and is continuing or will result from the execution and delivery of this Amendment that would constitute a Default or an Event of Default.

3.6.No Material Adverse Effect.  No event, change or condition has occurred since the Closing Date that has caused, or could reasonably be expected to cause, a Material Adverse Effect.

3.7.Representations and Warranties.  Each of the representations and warranties contained herein and in the Loan Documents is and will be true and correct in all material respects (except that any representation and warranty that is qualified by “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof and as of the effective date of this Amendment, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date (except that any representation and warranty that is qualified by “materiality” or “Material Adverse Effect” shall be true and correct in all respects as of such earlier date).

4.CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT.  This Amendment, and the consents and approvals contained herein, shall be effective only if and when signed by, and when counterparts hereof shall have been delivered to the Agents (by hand delivery, mail, telecopy or other electronic transmission) by each Loan Party and each Lender, and only if and when each of the following conditions is satisfied or waived:

4.1.No Default or Event of Default; Accuracy of Representations and Warranties. At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall exist and each of the representations and warranties made by the Loan Parties herein and in or pursuant to the Loan Documents shall be true and correct in all material respects (except that any representation and warranty that is qualified by “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as if made on and as of the date on which this Amendment becomes effective (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct in all material respects as of such earlier date (except that any representation and warranty that is qualified by “materiality” or “Material Adverse Effect” shall be true and correct in all respects as of such earlier date)).

4.2.Amendment to First Lien Credit Agreement.  The Administrative Agent shall have received a duly executed copy of an amendment to the First Lien Credit Agreement substantially in the form attached as Exhibit A hereto, making amendments thereto that correspond to those made herein and otherwise in form and substance reasonably satisfactory to the Administrative Agent.

4.3.Fees and Expenses.  The Administrative Agent shall have received on the Fifth Amendment Effective Date all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby (in the case of legal fees and expenses, limited to the reasonable fees, charges and disbursements of Debevoise & Plimpton LLP, counsel for the Administrative Agent); provided that, the Administrative Agent and/or Debevoise & Plimpton LLP shall have provided to the Borrower reasonably detailed supporting backup documentation.

5.EFFECTIVE DATE.  This Amendment shall become effective (the “Fifth Amendment Effective Date”) as of April 10, 2015 once the conditions set forth in Section 4 of this Amendment are satisfied or waived.

6.EFFECT OF AMENDMENT; RATIFICATION.  This Amendment is a Loan Document.  From and after the date on which this Amendment becomes effective, all references in the Loan Documents to the Credit Agreement and other Loan Documents shall mean the Credit Agreement as amended hereby.  Except as expressly amended or waived hereby, the Credit Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and all terms and provisions thereof are hereby ratified and confirmed. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Except as expressly set forth herein, nothing herein shall be deemed to be a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

7.MISCELLANEOUS.  Each of the Loan Parties confirms that as amended hereby, each of the Loan Documents to which it is a party is in full force and effect, and that as of the date hereof, none of the Loan Parties has any defenses, setoffs or counterclaims to its Obligations.

8.APPLICABLE LAW.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

9.NO WAIVER.  The execution, delivery and effectiveness of this Amendment does not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document except as expressly set forth herein or constitute a course of dealing or any other basis for altering the Obligations of any Loan Party.

10.COMPLETE AGREEMENT.  This Amendment sets forth the complete agreement of the parties in respect of any amendment to any of the provisions of any Loan Document.

11.CAPTIONS; COUNTERPARTS.  The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy or other electronic transmission), all of which taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or pdf electronic delivery shall be effective as delivery of a manually executed counterpart hereof.

12.RELEASE.

12.1.In consideration of the Administrative Agent’s and the Lenders’ execution and delivery of this Amendment, each of Borrower and the other Loan Parties, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee (as hereinafter defined) and hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against any or all of the Secured Parties in any capacity and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys, advisors and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known, existing on or before the Fifth Amendment Effective Date, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Loan Documents (including this Amendment) or transactions contemplated thereby or hereby or any actions or omissions in connection therewith or herewith, or (ii) any aspect of the dealings between or among any state insurance department or other regulatory body with authority over the Borrower, the Loan Parties or any of their respective Regulated Insurance Subsidiaries, on the one hand, and any one or more of the Releasees, on the other hand, but only to the extent such dealings relate to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof.  In entering into this Amendment, Borrower and each other Loan Party consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof.  The provisions of this Section shall survive the termination of this Amendment, the Credit Agreement, the other Loan Documents and payment in full of the Obligations.

12.2.Each of Borrower and other Loan Parties, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remissed and discharged by Borrower or any other Loan Party pursuant to Section 12.1 hereof.

[signatures follow; remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Fifth Amendment to Credit Agreement as of the date set forth above.

AFFIRMATIVE INSURANCE HOLDINGS, INC.,
as Borrower
By:	/s/ Michael J. McClure
Name: Michael J. McClure
Title: CEO
LOAN PARTIES:
AFFIRMATIVE INSURANCE HOLDINGS, INC.
AFFIRMATIVE MANAGEMENT SERVICES, INC.
AFFIRMATIVE SERVICES, INC.
AFFIRMATIVE INSURANCE GROUP, INC.
AFFIRMATIVE UNDERWRITING SERVICES, INC.
AFFIRMATIVE INSURANCE SERVICES, INC.
AFFIRMATIVE, L.L.C., (f/k/a USAgencies, L.L.C.)
AFFIRMATIVE GENERAL AGENCY, INC., (f/k/a USagencies Management Services, Inc.)

By:	/s/ Michael J. McClure
Name: Michael J. McClure
Title: CEO

JCF AFFM DEBT HOLDINGS L.P.,
as Administrative Agent, and as Collateral Agent and Lender

By: JCF AFFM DEBT HOLDING GP LTD., its General Partner

By:	/s/ J. Christopher Flowers
Name: J. Christopher Flowers
Title: Director